UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

BANCORP OF NEW JERSEY, INC.
(Exact name of registrant as specified in its charter)

NEW JERSEY	001-34089	20-8444387
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1365 PALISADE AVENUE FORT LEE, NEW JERSEY	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 944-8600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 5, 2009, Bancorp of New Jersey, Inc. issued a press release reporting its financial results for the fiscal period ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press release dated August 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: August 6, 2009	By:	Albert F. Buzzetti

Albert F. Buzzetti Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 5, 2009.